Exhibit 10.3

TENTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
This Tenth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 16th day of September, 2013 (the “Tenth Amendment Effective Date”) by and among (i) SILICON VALLEY BANK, a California corporation (“Bank”) and (ii) CHANNELADVISOR CORPORATION, a Delaware corporation (“CAC”), MERCHANDISINGADVISOR CORPORATION, a Delaware corporation (“MAC”), CA MARKETPLACES, INC., a Delaware corporation (“CAM”), CHANNELADVISOR UK LIMITED., a private limited company incorporated and registered in England and Wales (“CA UK”) and CA WASHINGTON, LLC, a Delaware limited liability company (“CAW”, and together with CAC, MAC, CAM and CA UK, each a “Borrower” and collectively, the “Borrowers”).
RECITALS
A.    Bank and Borrowers have entered into that certain Loan and Security Agreement dated as of December 23, 2009, as amended by a First Amendment to and Assumption of Loan and Security Agreement dated April 19, 2010, as amended by a Second Amendment to Loan and Security Agreement dated June 11, 2010, as further amended by a Third Amendment to Loan and Security Agreement dated December 23, 2010, as further amended by a Fourth Amendment to Loan and Security Agreement dated March 22, 2011, as further amended by a Fifth Amendment to Loan and Security Agreement, dated as of May 26, 2011, as further amended by a Joinder and Sixth Amendment to Loan and Security Agreement, dated as of June 15, 2011 as further amended by a Seventh Amendment to Loan and Security Agreement, dated as of July 26, 2012 as further amended by an Eighth Amendment to Loan and Security Agreement, dated as of June 17, 2013 and as further amended by a certain Ninth Amendment to Loan and Security Agreement, dated as of July 16, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to the Borrowers for the purposes permitted in the Loan Agreement.
B.    Borrower has requested that Bank amend the Loan Agreement to (i) extend the maturity date of the revolving line of credit and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
C.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.
2.1    Section 2.1.1(c) of the Loan Agreement is amended in its entirety and is replaced with the following:
“(c)    Termination Prior to Revolving Line Maturity Date. The Revolving Line may be terminated prior to the Revolving Line Maturity by Borrower, effective three (3) Business Days after written notice of termination is given to Bank. If such termination is at Borrowers’ election or at Bank’s election due to the occurrence and continuance of an Event of Default, in each case at any time prior to the date that is six (6) months after the Tenth Amendment Effective Date, Borrowers shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee equal to $15,000 (the “Early Termination Fee”); provided that no Early Termination Fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Bank.”
2.2    Section 2.3(a)(iii) of the Loan Agreement is amended in its entirety and is replaced with the following:
“(iii)    Equipment Advances. Subject to Section 2.3(b), the principal amount outstanding for each Equipment Advance shall accrue interest at a fixed per annum rate equal to six and one-half percent (6.50%), which interest shall be payable monthly.”
2.3    Section 2.3(e) of the Loan Agreement is amended in its entirety and is replaced with the following:
“(e)    [Reserved].”
2.4    Section 6.8(a) of the Loan Agreement is amended in its entirety and is replaced with the following:
“(a)    Maintain all of its and all of its U.S. and UK Subsidiaries’ operating and other deposit accounts and securities accounts with Bank, Bank’s Affiliates; provided, that with respect to CA UK and any other UK Subsidiary, an aggregate amount not to exceed $2,000,000 at any time may be maintained in accounts at The Royal Bank of Scotland;”
2.5    Section 13.1 of the Loan Agreement shall be amended by inserting the following terms, each in its applicable alphabetical order:
““Adjusted Quick Ratio” is the ratio of (a) the sum of (i) Borrower’s unrestricted cash and unrestricted Cash Equivalents plus (ii) net billed accounts receivable; divided by (b) (i) Current Liabilities plus (ii) without duplication, all obligations and liabilities of Borrower owed to Bank under the Revolving Line, minus (iii) the current portion of Deferred Revenue.

“Current Liabilities” are the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year.
“Streamline Period” is, on and after the Tenth Amendment Effective Date, provided no Default or Event of Default has occurred and is continuing, the period (i) beginning on the first (1st) day in which Borrower has, for each consecutive day in the immediately preceding thirty (30) day period, maintained the Adjusted Quick Ratio, as determined by Bank, in its sole discretion, in an amount at all times greater than 1.30 to 1.00, as determined by Bank, in its sole discretion (the “Streamline Balance”); and (ii) ending on the earlier to occur of (A) the occurrence of a Default or an Event of Default; and (B) the first day thereafter in which Borrower fails to maintain the Streamline Balance, as determined by Bank, in its sole discretion. Upon the termination of a Streamline Period, Borrower must maintain the Streamline Balance each consecutive day for thirty (30) consecutive days, as determined by Bank, in its sole discretion, prior to entering into a subsequent Streamline Period. Borrower shall give Bank prior-written notice of Borrower’s intention to enter into any such Streamline Period.
2.6    Section 13.1 of the Loan Agreement is amended by inserting the following new definition, in its applicable alphabetical order:
“Tenth Amendment Effective Date” is September     16, 2013.
2.7    The following term and its respective definition set forth in Section 13.1 is amended in its entirety and is replaced with the following:
““Revolving Line Maturity Date” is September 17, 2014.”
2.8    The Compliance Certificate attached as Exhibit B to the Loan Agreement is hereby deleted in its entirety and is replaced with Exhibit B attached hereto.
3.    Limitation of Amendment.
3.1    The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.    Representations and Warranties. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants, jointly and severally, to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Each Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of the Borrowers previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary action on the part of Borrowers;
4.5    The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or regulation binding on or affecting Borrowers, (b) any material contractual restriction with a Person binding on Borrowers, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrowers, or (d) the organizational documents of Borrowers;
4.6    The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on any Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrowers and is the binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.    No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.
6.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
8.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrowers’ payment of a Ten Thousand Dollar ($10,000.00) commitment and extension fee, which fee shall be deemed fully earned as of the date hereof, and all Bank Expenses incurred in connection with the existing Loan Documents and the modifications herein.
9.    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of North Carolina.
[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
BORROWERS:
CHANNELADVISOR CORPORATION
By: /s/ M. Scot Wingo
Name: M. Scot Wingo
Title: CEO
MERCHANDISING ADVISOR CORPORATION
By: /s/ M. Scot Wingo
Name: M. Scot Wingo
Title: CEO
CA MARKETPLACES, INC.
By: /s/ M. Scot Wingo
Name: M. Scot Wingo
Title: CEO
CHANNELADVISOR UK LIMITED
By: /s/ M. Scot Wingo
Name: M. Scot Wingo
Title: CEO
CA WASHINGTON, LLC
By: /s/ M. Scot Wingo
Name: M. Scot Wingo
Title: CEO
BANK:
SILICON VALLEY BANK
By: /s/ Chris J. Stoecker
Name: Chris J. Stoecker
Title: Director

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:        SILICON VALLEY BANK                    Date:
FROM:     CHANNELADVISOR CORPORATION

The undersigned authorized officer of ChannelAdvisor Corporation (“Parent”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (as amended from time to time, the “Agreement”), (1) each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) each Borrower, and each of its respective Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against any Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which any Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that any Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within180 days	Yes No
A/R & A/P Agings, Deferred Revenue Reports	Monthly within 30 days and with each request for a Credit Extension	Yes No
Transaction Reports	Monthly within 30 days and with each request for a Credit Extension	Yes No
Projections	FYE within 30 days	Yes No
Field Exam	Semi-annually	Yes No

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Adjusted Quick Ratio of at least (monthly)	1.10 to 1.00	:1.00	Yes No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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ChannelAdvisors Corporation By: Name: Title:
BANK USE ONLY

Received by: _____________________
AUTHORIZED SIGNER
Date: _________________________

Verified: ________________________
AUTHORIZED SIGNER
Date: _________________________

Compliance Status: Yes No